UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number       811-02328
                                  ----------------------------------------------
                       BOULDER GROWTH & INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                          Fund Administrative Services
                           1680 38th Street, Suite 800
                                BOULDER, CO 80301
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 303-444-5483
                                                            ------------
                   Date of fiscal year end: NOVEMBER 30, 2003
                                            -----------------
                     Date of reporting period: MAY 31, 2003
                                               ------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                       BOULDER GROWTH & INCOME FUND, INC.

                               Semi-Annual Report

                                  May 31, 2003

Dear Shareholder:

The Boulder Growth & Income Fund's net asset value ("NAV") on 5/31/03 was $5.68 per share. This is down $.91 from the NAV on 11/30/02, the end of the last fiscal year. While this is a decline of 12.6 % (including the $.065 dividend paid in March), it's not a yardstick to measure our performance. You'll recall the Fund had a one-for-one rights offering in December 2002 when the Fund issued one new share for each existing share at a price of $4.34 per share. This was $2.12 per share lower than the NAV on that date, so the Fund's NAV was diluted by approximately $1.07 per share. Of course even if you participated in the offering, you incurred the $1.07 per share dilution, but you were able to buy the new shares at a $2.12 discount to NAV. If you look solely at the performance of the Fund's assets without taking into account the dilution that occurred, the Fund's assets were up about 9% for the 6 months ending 5/31/03. This beat the S&P 500 Index during the same period which had a return of 3.8%.

Picking stocks for the Fund that appreciated by 9% for the 6 months ending 5/31 is a good result. The stocks in the Fund appreciated in value more than the stocks that make up the S&P 500 Index. But it was a roller coaster ride. At the end of December last year, immediately after issuing the new shares in the rights offering, the NAV was diluted from $6.46 per share down to about $5.39 per share. As described above, that's not portfolio performance. That's simple mathematics of issuing new shares below NAV. Exhibit 2 shows that the NAV suffered a 25% loss in the first quarter. Approximately 16.6% is explained by the dilution of the NAV. The remaining part of the loss, about 8.4%, was the decline in value of the assets in the Fund. However, by the end of the quarter ending 5/31/03, the NAV was up to $5.68, a return on NAV of 16.6%. See Exhibit 2 for the Fund's quarterly returns over the last year vs. the S&P 500 Index. These returns include the affect of the dilution from the rights offering.

The total assets in the Fund increased by just over $24 million from the proceeds of the rights offering in December, bringing total net assets up to about $61 million. In April, we leveraged the Fund by borrowing $20 million. That brought total assets up to about $80 million, but left shareholder's equity at $60 million. We used the proceeds to increase our holdings in Berkshire Hathaway by purchasing 151 more `A' shares at an average price of $71,577. Berkshire is currently at $74,900 per share, so we've done well. Berkshire Hathaway stock did get as low as $62,000 in February, but we weren't buyers then. We felt there was too much uncertainty with the war in Iraq, and didn't want to take unnecessary risks. Several other new additions to the Fund during the period were Sara Lee, H&R Block and Fidelity National Financial.

Most of the new investments in the Fund were in REITs (Real Estate Investment Trusts). We bought about $17.5 million of various REITs in the last 6 months. A complete listing of all the Fund's holdings can be found in the "Portfolio of Investments" section of this report. REITs now make up 26.7% of the Fund's total assets (including leverage). We bumped up against the 25% limit, but shareholders approved a change to the Fund's fundamental investment policy in April, permitting a concentration in REITs; which simply means we will keep more than 25% of the Fund's assets in REITs all the time.

We still have cash available to invest from the proceeds from the leverage, and we are finding some places to put it to work. But we're taking our time, trying to tread carefully in a volatile market. The very last thing we want to do is to put our money into a company and later have it "blow up" on us because of corporate malfeasance or an accounting scandal.

Shareholders also approved a change to the Fund's diversified status making it non-diversified. This means the Fund can have more concentrated positions of 5% or greater than we could have under the diversified banner. Right now, Berkshire Hathaway is our only position greater than 5%-- it's about 25% of total assets.

The overall market had a terrible first quarter in 2003 and has had a very good 2nd quarter--so far. The volatility of the market continues to be very high. The S&P Index was about 930 on 11/30/02. It dropped all the way down to about 800 by mid-March. That's a drop of 14%. Then from mid-March to the end of May, it climbed back from 800 to 960. That's a gain of 20%. That's volatility!! Do we care about this market volatility? Yes and No.

Yes, we care because the volatility in the overall market means there is volatility in the individual stocks that make up these indices. And there are a handful of these individual stocks that we care about. If the volatility causes the price of a good company to go down in sympathy with the rest of the market, and it's a company that we like, we will take that opportunity and be a buyer.

On the flip side, no, we don't care. If the volatility causes a market rise, and happens to take one of the companies we own to a level that is higher that we bought it, we'll likely say, "so what." Unless the market takes the price of one of our stocks to a level that is so ridiculously high that it bears no resemblance to the intrinsic value, we will generally hold onto our investments over a long period of time, riding the market up and down. We'll never make any real money flipping hamburgers or stocks, so we won't.

Within BIF's portfolio, some of the better performers (having an impact) during the 6 months ending 5/31/03 were USG Corporation up 49%, Providian Financial up 48%, and Alliant Energy up 23%. On the downside, some of the under-performers were Northwestern, Safeway and Schering-Plough down 67%, 21% and 19% respectively. REITs, which make up over 25% of the Fund's assets, were the strongest performing sector in the portfolio. On a principal basis, not including dividends, REITs were up about 7% in the period. We're down to only a few remaining bonds left over from when we started as advisors to the Fund in January 2002. The handful of bonds that we did hang onto performed well during the period, rebounding from lows reached last year. We will eventually sell all the remaining bonds that we inherited.

INTEREST RATES

Interest rates are at historical lows. The 10-year US Treasury Note is currently yielding 3.36%, and a 3 year is yielding 1.54%. Anything under one year is below 1%. We haven't seen rates this low since the administration of Dwight D. Eisenhower back in 1958. Now this may all change. No doubt that it will. But nobody knows when, or how quickly, or even which direction. Capital has become cheap, and the demand for money, which drives interest rates, has dwindled. When the market declined in 2000, 2001 and 2002, people (including pension fund managers and corporate treasurers) figured out that earning 2 or 3% on their money is far better than losing 30 or 40% in the market. But as history tells us, their memories will fade.

For many corporations, these low interest rates are providing a very good financing source. Done properly, this financing rewards shareholders of those corporations over a long period.

BIF shareholders are getting great benefits from these low rates through the leverage that was issued. The recent cost of this line of credit was just over 2%. We have to pay a little bit higher rate than the US Government gets on their short term T-Bills, but not by much.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report it's there on the site. You will also see on the website information about the Boulder Growth & Income's sister Fund - the Boulder Total Return Fund.

/S/ SIGNATURE

Stewart R. Horejsi

June 19, 2003

--------------
NOTHING IN THIS SEMI-ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

                       BOULDER GROWTH & INCOME FUND, INC.

                                    EXHIBIT 1
                                   (UNAUDITED)

 NET ASSET VALUE AND MARKET PERFORMANCE FOR A COMMON SHARE FOR THE 6 MONTHS ENDING 5/31/03

                                                                      NAV        MARKET
                                                                      ----       ------
                  November 30, 2002 ............................    $  6.59      $  5.22
                  May 31, 2003 .................................    $  5.68      $  4.85
                                                                    -------      -------
                     Change ....................................    $ (0.91)     $ (0.37)
                  Dividends Paid ...............................    $ 0.065      $ 0.065
                                                                    -------      -------
                  Net Decrease in Value ........................    $ (0.85)     $ (0.31)
                  Net Decrease % (No Dividend Reinvestment) ....     -12.8%        -5.8%

                                    EXHIBIT 2
                                   (UNAUDITED)

      BIF TOTAL RETURNS FOR QTRS AND SIX MONTHS ENDING 5/31/03 VS. S&P 500
                    DIVIDENDS REINVESTED ON DIVIDEND PAY DATE

                                                                       BIF          BIF
                                                                       NAV        MARKET       S&P 500
                                                                     -------      -------     --------
      Quarter Ending 5/31/03 ...................................      16.6%        15.0%         15.1%
      Quarter Ending 2/28/03* ..................................     -25.0%       -18.0%         -9.7%
      Quarter Ending 11/30/02 ..................................      -4.1%       -11.7%          2.7%
      Quarter Ending 8/31/02 ...................................     -12.6%       -19.4%        -13.8%

      Trailing 12 Months Ending 5/31/03 ........................     -26.7%       -32.9%         -8.1%

-----------
*     1:1 Rights Offering. Dilution caused 16.6% decline in NAV

                                    EXHIBIT 3
                                   (UNAUDITED)

       CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES 11/30/2002 TO 05/31/2003


                                                            COMMON STOCK INVESTMENTS
                                                           --------------------------
                                                                                            BONDS/
                                                                                        FORIEGN STOCK &
                                                                REITS     INDUSTRIALS   PREFERRED STOCK     TOTAL
                                                                -----     -----------   ---------------     -----
Beginning Market Value.............        11/30/02         $6,971,293     $27,378,690      $1,920,620     $36,270,603
                                                            ----------     -----------      ----------     -----------
Cost of Purchases..................   12/1/02 - 05/31/03    17,493,998      14,536,036              --      32,030,034
Proceeds from Sales................   12/1/02 - 05/31/03     4,238,591         327,096       1,394,219       5,959,906
                                                            ----------     -----------      ----------     -----------
Net Purchases/(Sales)..............                         13,255,407      14,208,940      (1,394,219)    $26,070,128
Beginning Market Value Plus
   Net Purchases/(Sales)...........                         20,226,700      41,587,630         526,401      62,340,731
Net Appreciation ..................                          2,262,026         573,635         285,495       3,121,156
                                                            ----------     -----------      ----------     -----------
Ending Market Value................         5/31/03         22,488,726      42,161,265         811,896     $65,461,887
Number of Issues Held..............         5/31/03                 21              16              15
Cash and Other Assets and
   Liabilities.....................                                                                        $(1,098,674)
                                                                                                           -----------
Total Net Assets...................                                                                        $64,363,213
                                                                                                           ===========

BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                    SHARES        VALUE
                                                                                                   ---------    ----------


DOMESTIC COMMON STOCKS - 100.4%
            BUILDING MATERIALS - 5.4%  USG Corporation+o ....................................        300,000  $  3,492,000
                                                                                                              ------------
                  DIVERSIFIED - 32.5%  Berkshire Hathaway Inc., Class A+o ...................            295    20,945,000
                                                                                                              ------------
            FINANCIAL SERVICES - 6.8%  H&R Block, Inc. ......................................         45,000     1,842,300
                                       MGIC Investment Corporationo .........................         25,000     1,350,500
                                       Providian Financial Corporation+o ....................        130,000     1,175,200
                                                                                                              ------------
                                                                     TOTAL FINANCIAL SERVICES                    4,368,000
                                                                                                              ------------
         FOOD-MISC/DIVERSIFIED - 1.7%  Sara Lee Corporation .................................         60,000     1,093,200
                                                                                                              ------------
                           INSURANCE
           (PROPERTY-CASUALTY) - 1.7%  Fidelity National Financial, Inc. ....................         35,000     1,087,450
                                                                                                              ------------
               MANUFACTURING - 0.0%**  Polymer Group, Inc. Class C+ .........................            349         1,396
                                                                                                              ------------
                  MEDICAL-DRUG - 9.2%  Bristol-Meyers Squibb Companyo .......................         82,000     2,099,200
                                       Merck & Company, Inc.o ...............................         40,000     2,223,200
                                       Schering-Plough Corporationo .........................         86,000     1,586,700
                                                                                                              ------------
                                                               TOTAL MEDICAL-DRUG/DIVERSIFIED                    5,909,100
                                                                                                              ------------
                        REITS - 34.9%  Archstone-Smith Realty Trust .........................         70,000     1,663,200
                                       Avalon Bay Communities Inc. ..........................         23,000       964,390
                                       Boston Properties, Inc. ..............................          6,100       255,712
                                       Chelsea Property Group ...............................         18,000       748,080
                                       Developers Diversified Realty Corporationo ...........         88,060     2,485,934
                                       Equity Residential Properties Trust ..................         40,000     1,059,200
                                       First Industrial Realty Trust Inc. ...................         26,000       783,640
                                       Health Care Property Investors Inc. ..................         41,000     1,607,610
                                       Healthcare Realty Trust Inc. .........................         33,000       958,650
                                       Hospitality Property Trust ...........................         34,000     1,074,060
                                       HRPT Properties Trusto ...............................        260,000     2,467,400
                                       Liberty Property Trust ...............................         19,000       632,130
                                       Mack-Cali Realty Corporation .........................         25,000       859,250
                                       Manufactured Home Communities, Inc. ..................         30,000     1,005,300
                                       Post Properties, Inc.o ...............................         71,000     1,900,670
                                       Public Storage, Inc. .................................         15,000       512,550
                                       Regency Centers Corporation ..........................         30,000     1,019,400
                                       Simon Property Group Inc. ............................         13,000       489,060
                                       Thornburg Mortgage, Inc. .............................         15,100       360,890
                                       Trizec Properties, Inc. ..............................        100,000     1,093,000
                                       Vornado Realty Trust .................................         13,000       548,600
                                                                                                              ------------
                                                                                  TOTAL REITS                   22,488,726
                                                                                                              ------------
          RETAIL-SUPERMARKETS -  2.0%  Safeway Inc.+o .......................................         68,000     1,281,120
                                                                                                              ------------
                      UTILITY -  6.2%  Alliant Energy Corporationo ..........................         83,800     1,674,324
                                       Aquila Inc.+ .........................................        111,900       309,963
                                       Northwestern Corporationo ............................        202,400       542,432
                                       TXU Corporationo .....................................         72,000     1,457,280
                                                                                                              ------------
                                                                                TOTAL UTILITY                    3,983,999
                                                                                                              ------------
         TOTAL DOMESTIC COMMON STOCKS
                   (Cost $65,498,089) .......................................................................   64,649,991
                                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                    SHARES        VALUE
                                                                                                   ---------    ----------


PREFERRED STOCKS AND SECURITIES - 0.0%**
(Cost $349,125)
            CABLE TELEVISION - 0.0%**  Adelpia Communications Corporation+ ..................         3,500   $      1,750
                                                                                                              ------------
                                                                                                     PAR
                                                                                                   -------
CORPORATE BONDS - 1.0%
                      AIRLINES - 0.1%  American Airlines Inc., Pass-through Certificates, 7.80%
                                         due 10/01/06 .......................................      $ 120,000        55,421
                                       Atlas Air Inc., Sr. Notes, (in default), 9.25%
                                         due 04/15/08 .......................................        100,000        22,500
                                                                                                              ------------
                                                                               TOTAL AIRLINES                       77,921
                                                                                                              ------------
              CABLE TELEVISION - 0.1%  Pegasus Communications Corporation, Sr. Notes,
                                         9.75% due 12/01/06 .................................         90,000        76,050
                                                                                                              ------------
         ELECTRONICS (DEFENSE) - 0.2%  Condor Systems Inc., Series B, Company Guarantee,
                                         (in default), 11.875% due 05/01/09 .................        400,000        90,000
                                                                                                              -----------
              MACHINERY-CONSTRUCTION/
                        MINING - 0.1%  National Equipment Services Inc., Series B, Sr.
                                         Sub. Notes, 10.00% due 11/30/04 ....................         50,000         9,750
                                       National Equipment Services Inc., Seies D,
                                         Company Guarantee, 10.00% due 11/30/04 .............         80,000        15,600
                                                                                                              ------------
                                                          TOTAL MACHINERY-CONSTRUCTION/MINING                       25,350
                                                                                                              ------------
        RETAIL-MISCELLANEOUS - 0.0%**  MTS, Inc., Sr. Sub. Notes, (in default),
                                         9.375% due 05/01/05 ................................        100,000        19,625
                                                                                                              ------------
            TELECOMMUNICATIONS - 0.1%  American Cellular Corporation, 9.50% due 10/15/09 ....        200,000        76,000
                                                                                                              ------------
                    UTILITY-ELECTRIC
                         POWER - 0.4%  Calpine Canada Energy Finance, 8.50% due 05/01/08 ....        200,000       140,000
                                       Calpine Corporation, Sr. Notes, 8.75% due 07/15/07 ...        150,000       105,750
                                                                                                              ------------
                                                                 TOTAL UTILITY-ELECTRIC POWER                      245,750
                                                                                                              ------------
                        WEB HOSTING/
                      DESIGN - 0.0%**  PSInet Inc., Sr. Notes, (in default), 11.00% due
                                         08/01/09 ...........................................         10,000           700
                                                                                                              ------------
                TOTAL CORPORATE BONDS
                    (Cost $1,325,236) ......................................................................       611,396
                                                                                                              ------------

FOREIGN BONDS - 0.3%
              CABLE TELEVISION - 0.1%  Callahan Nordrhein-Westfalen GMBH, Sr. Notes,
                                         (in default), 14.00% due 07/15/10 ..................        350,000        17,500
                                       United Pan-Europe Communications N.V., Sr.
                                         Notes, (in default), 11.25% due 02/01/10 ++ ........        350,000        73,500
                                                                                                              ------------
                                                                       TOTAL CABLE TELEVISION                       91,000
                                                                                                              ------------
                       UTILITY - 0.2%  AmeriGas Partners Apu, Series D, Sr. Notes, 10.00%
                                       due 04/15/06 .........................................        100,000       107,750
                                                                                                              ------------
                 TOTAL FOREIGN  BONDS
                      (Cost $766,248) ......................................................................       198,750
                                                                                                              ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.                      PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                      PAR        VALUE
                                                                                                   ---------    ----------
U.S. TREASURY BILLS - 7.8%
(Cost $4,996,024)
                                       1.145% due 06/26/03 +++ ..............................   $  5,000,000  $  4,996,024
                                                                                                              ------------
REPURCHASE AGREEMENTS - 7.8%
(Cost $5,032,000)
                                       Agreement with PNC Capital Markets, 1.20% dated
                                       05/30/03, to be repurchased at $ 5,032,503 on
                                       06/02/03, collateralized by $ 4,930,000 U.S. Treasury
                                       Note, 2.25% due 07/31/04(Value $ 5,034,763) ..........      5,032,000     5,032,000
                                                                                                              ------------
TOTAL INVESTMENTS (COST $77,966,722) - 117.3% ...............................................                   75,489,911
OTHER ASSETS AND LIABILITIES - (17.3%) ......................................................                  (11,126,698)
                                                                                                              ------------
NET ASSETS - 100.0% .........................................................................                 $ 64,363,213
                                                                                                              ============

-----------
+   Non-income producing security.
++  Security exempt from registration under Rule 144A of the Securities Act of 1993.
+++ Annualized yield at date of purchase.
**  Amount represents less than 0.1% of net assets.
o   At May 31, 2003, securities or a partial position of these securities were pledged as collateral for the loan outstanding.
    These securities held with the custodian as segregated assets, have an aggregate market value of $41,840,960.

    The information in the table below is unaudited.

                                 FINANCIAL DATA

                                                       PER SHARE OF
                                                       COMMON STOCK
                                                       -------------
                                                                  NYSE
                                                     NAV      CLOSING PRICE
                                                   -------    -------------
              12/31/02 ..........................   $5.39         $4.47
               1/31/03 ..........................    5.24          4.43
               2/28/03 ..........................    4.94          4.28
               3/31/03 ..........................    4.94          4.50
               4/30/03 ..........................    5.31          4.65
               5/31/03 ..........................    5.68          4.85


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.

 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MAY 31, 2003 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $77,966,722) (Note 1)
     See accompanying schedule ......................................................................  $     75,489,911
   Cash .............................................................................................             1,286
   Receivable for investment securities sold ........................................................        10,298,174
   Dividends and interest receivable ................................................................            83,069
   Broker commission due from Advisor ...............................................................             7,923
   Prepaid expenses .................................................................................            76,231
   Other assets .....................................................................................                15
                                                                                                       ----------------
         TOTAL ASSETS ...............................................................................        85,956,609

LIABILITIES:
   Loan payable to bank (Note 9) ..................................................   $    20,000,000
   Payable for securities purchased ...............................................         1,211,460
   Deferred compensation-director (Note 10) .......................................           132,437
   Investment co-advisory fees payable (Note 2) ...................................            72,920
   Interest due on loan payable to bank (Note 9) ..................................            39,933
   Legal and audit fees payable ...................................................            28,225
   Administration fee payable (Note 2) ............................................            21,282
   Accrued expenses and other payables ............................................            87,139
                                                                                      ---------------
         TOTAL LIABILITIES ..........................................................................        21,593,396
                                                                                                       ----------------
NET ASSETS ..........................................................................................  $     64,363,213
                                                                                                       ================
NET ASSETS consist of:
   Distribution in excess of net investment income earned to date ...................................  $       (108,468)
   Accumulated net realized loss on investments sold ................................................       (15,714,806)
   Unrealized depreciation of investments ...........................................................        (2,476,796)
   Par value of Common Stock (Note 8) ...............................................................           113,278
   Paid-in capital in excess of par value of Common Stock (Note 8) ..................................        82,550,005
                                                                                                       ----------------
         TOTAL NET ASSETS ...........................................................................  $     64,363,213
                                                                                                       ================
NET ASSET VALUE
(Net Asset Value, offering price and redemption price per share
$64,363,213/11,327,784 shares of beneficial interest outstanding) ...................................  $           5.68
                                                                                                       ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.

 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MAY 31, 2003 (UNAUDITED)

INVESTMENT INCOME:
   Dividends ........................................................................................  $        779,707
   Interest .........................................................................................           152,284
                                                                                                       ----------------
         TOTAL INVESTMENT INCOME ....................................................................           931,991

EXPENSES:
   Investment co-advisory fees (Note 2) ........................................... $        332,120
   Administration fee (Note 2) ....................................................           91,916
   Interest on outstanding loan payable (Note 9) ..................................           59,292
   Printing fees ..................................................................           32,010
   Legal fees .....................................................................           29,947
   Directors fees and expenses (Note 2) ...........................................           26,420
   Insurance fees .................................................................           19,403
   NYSE fees ......................................................................           16,381
   Audit fees .....................................................................           12,000
   Other ..........................................................................           56,773
                                                                                    ----------------
         TOTAL EXPENSES .............................................................................           676,262
                                                                                                       ----------------
NET INVESTMENT INCOME ...............................................................................           255,729
                                                                                                       ================
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized loss on investments sold during the period ..........................................        (2,950,818)
   Change in unrealized appreciation of investments during the period ...............................         6,063,894
                                                                                                       ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................................................         3,113,076
                                                                                                       ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................  $      3,368,805
                                                                                                       ================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER GROWTH & INCOME FUND, INC.

 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   SIX MONTHS ENDED      FOR THE FIVE MONTH
                                                                                     MAY 31, 2003           PERIOD ENDED
                                                                                      (UNAUDITED)         NOVEMBER 30, 2002
                                                                                ---------------------  ---------------------
OPERATIONS:
   Net investment income ......................................................     $      255,729         $      123,855
   Net realized loss on investments sold during the period ....................         (2,950,818)            (2,706,714)
   Change in unrealized appreciation/(depreciation) of investments during
      the period ..............................................................          6,063,894               (621,771)
                                                                                    --------------         --------------
   Net increase/(decrease) in net assets resulting from operations ............          3,368,805             (3,204,630)

DISTRIBUTIONS:
   Dividends paid from net investment income to shareholders ..................           (736,306)              --
                                                                                    --------------         --------------
TOTAL DISTRIBUTIONS ...........................................................           (736,306)              --
PROCEEDS FROM RIGHTS OFFERING (NOTE 8) ........................................         24,581,291               --
EXPENSES INCURRED FOR RIGHTS OFFERING (NOTE 8) ................................           (159,614)              --
NET INCREASE/(DECREASE) IN NET ASSETS FOR THE PERIOD ..........................         27,054,176             (3,204,630)

NET ASSETS:

   Beginning of period ........................................................         37,309,037             40,513,667
                                                                                    --------------         --------------
   End of period (including distribution in excess of investment inome of
      ($108,468) and undistributed net investment income of $372,109,
      respectively). ..........................................................     $   64,363,213         $   37,309,037
                                                                                    ==============         ==============



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

             FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         FIVE MONTH
                                          SIX MONTHS       PERIOD
                                             ENDED          ENDED                          YEAR ENDED JUNE 30,
                                         MAY 31, 2003   NOVEMBER 30,    ------------------------------------------------------
                                          (UNAUDITED)      2002(B)         2002          2001           2000           1999
                                           ---------      --------      ----------    ----------     ----------     ----------
OPERATING PERFORMANCE:
Net asset value, beginning of period..... $     6.59    $     7.15      $     8.65    $     8.96     $    10.07     $    10.75
                                           ---------      --------      ----------    ----------     ----------     ----------
Net investment income/(loss).............      (0.01)         0.02            0.58          0.70           0.67           0.78
Net realized and unrealized gain/(loss) on
      investments........................       0.24         (0.58)          (1.49)        (0.31)         (1.02)         (0.70)
                                           ---------      --------      ----------    ----------     ----------     ----------
Total from investment operations.........       0.23         (0.56)          (0.91)         0.39          (0.35)          0.08
                                           ---------      --------      ----------    ----------     ----------     ----------
DISTRIBUTIONS:
Dividends paid from net investment
      income to shareholders.............      (0.07)        --              (0.59)        (0.70)         (0.76)         (0.76)
                                           ---------      --------      ----------    ----------     ----------     ----------
Total distributions......................      (0.07)        --              (0.59)        (0.70)         (0.76)         (0.76)
                                           ---------      --------      ----------    ----------     ----------     ----------
Anti-Dilutive/(Dilutive) Impact of Rights
      Offering ++........................      (1.07)        --              --            --            --             --
Net asset value, end of period........... $     5.68    $     6.59      $     7.15    $     8.65     $     8.96     $    10.07
                                           =========    ==========      ==========    ==========     ==========     ==========
Market value, end of period.............. $     4.85    $     5.22      $     6.78    $     8.50     $     8.25     $     9.63
                                           =========    ==========      ==========    ==========     ==========     ==========
Total investment return based on net
      asset value .......................     (12.56)%+++    (7.83)%+++     (11.36)%(a)     4.41%(a)      (3.70)%(a)      0.64%(a)
                                           =========    ==========      ==========    ==========     ==========     ==========
Total investment return based on
      market value ......................      (5.75)%+++   (23.01)%+++     (14.47)%(a)    11.77%(a)      (6.81)%(a)      7.85%(a)
                                           =========    ==========      ==========    ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets .       2.18%(c)      4.40%(c)        1.95%+        1.82%+         2.51%+         1.12%
Ratio of net investment income to
      average net assets.................       0.90%(c)      0.79%(c)        6.96%         8.03%          7.08%          7.46%

SUPPLEMENTAL DATA:
Portfolio turnover rate..................         17%           21%            180%           83%            53%            58%
Net assets, end of period (in 000's)..... $   64,363    $   37,309      $   40,514    $   48,990     $   50,591     $   56,841
Number of shares outstanding at end of
      period (in 000's)..................     11,328         5,664           5,664         5,664          5,644          5,644

                                          YEAR ENDED
                                           JUNE 30,
                                          ----------
                                             1998
                                          ----------
OPERATING PERFORMANCE:
Net asset value, beginning of period..... $    10.17
                                          ----------
Net investment income/(loss).............       0.75
Net realized and unrealized gain/(loss) on
      investments........................       0.59
                                          ----------
Total from investment operations.........       1.34
                                          ----------
DISTRIBUTIONS:
Dividends paid from net investment
      income to shareholders.............      (0.76)
                                          ----------
Total distributions......................      (0.76)
                                          ----------
Anti-Dilutive/(Dilutive) Impact of Rights
      Offering ++........................     --
Net asset value, end of period........... $    10.75
                                          ==========
Market value, end of period.............. $     9.63
                                          ==========
Total investment return based on net
      asset value .......................      13.57%(a)
                                          ==========
Total investment return based on
      market value ......................      14.01%(a)
                                          ==========
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets .       1.12%
Ratio of net investment income to
      average net assets.................       7.11%

SUPPLEMENTAL DATA:
Portfolio turnover rate..................         73%
Net assets, end of period (in 000's)..... $   60,670
Number of shares outstanding at end of
      period (in 000's)..................      5,644
------------------
(a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
(b) Fiscal year end changed to November 30. Prior to this, the fiscal year end was June 30.
(c)  Ratios are annualized.
+ For the years ended June 30, 2002, 2001 and 2000, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65%, 1.26% and 1.55%, respectively.
++ The Rights Offering was fully subscribed at a subscription price of $4.34 at 5,663,892 shares which equals 24,581,291.28 in net proceeds. The Rights Offering had a (1.06) NAV impact and the $159,614 expenses associated with the Rights Offering had a (.01) NAV impact.
+++ Returns are not annualized. Calculation of these returns are based on the lesser of the net asset value or market value on distribution date.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       BOULDER GROWTH & INCOME FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Growth & Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis, with premiums and discounts being amortized or accreted, respectively.

     Cash distributions received from the Fund's investment in real estate investment trust ("REITs") and registered investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of capital, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income, if any, are expected to be declared and paid annually. The Fund had been declaring and paying dividends quarterly, however the Fund's Board of Directors changed this policy to an annual payout rather than quarterly at the April 2002 Board of Directors meeting. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                       BOULDER GROWTH & INCOME FUND, INC.

2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers (the "Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. The Advisers agreed to waive one half of their fee on the proceeds from the December 2002 rights offering, and on the proceeds from the $20 million Line of Credit with Custodial Trust Company of Bear Stearns on April 16, 2003, until such time as more than 50% of the respective proceeds plus cash on hand at the time the proceeds are received, are invested.

     Fund Administrative Services, LLC ("FAS") serves as the Fund's Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.30% of the value of the Fund's average monthly net assets out of which FASis required to pay any fees for outsourcing any administrative, custodial or transfer agency services, which it has done. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Effective January 28, 2002, the Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     FAS has hired PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., to serve as the Fund's Sub-administrator and Custodian. As Sub-administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. FAS pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, FAS pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets.

     Mellon Investor Services, LLC ("Mellon"), serves as the Fund's Transfer Agent. FAS pays Mellon an annual Transfer Agent fee as well as certain expenses. The Fund may also pay for certain out-of-pocket expenses.

3. CHANGE IN THE FUND'S INVESTMENT POLICIES, INVESTMENT ADVISERS AND RISKS INVOLVED

                          CHANGE IN INVESTMENT POLICIES

     At a meeting held January 23, 2002, the Board of Directors voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing for purposes of control or management of any company. Removal of this restriction provides the Fund with flexibility to consider a full range of reasonable investment options when the Advisers consider a particular investment. The Advisers currently do not intend to pursue this type of investment in most circumstances.

     The Board also voted to eliminate the Fund's non-fundamental investment policy which prohibited the Fund from investing in other registered investment companies. Under current law, the Fund is able to purchase up to 3% of the voting securities of any one RIC and invest up to an aggregate of 10% of the Fund's assets in RICs.

                           CHANGE IN PORTFOLIO MANAGER

     On April 26, 2002, shareholders approved new advisory agreements with BIA and SIA, resulting in a change to the persons who are primarily responsible for the day-to-day management of the Fund's portfolio. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund's assets. Mr. Horejsi has full discretion regarding specific investment decisions and the Fund's asset allocation among cash, common stocks and fixed income investments. In addition to the Fund, Mr. Horejsi has also managed the Boulder Total Return Fund, Inc. ("BTF")

                       BOULDER GROWTH & INCOME FUND, INC.

since August 1999. BTF is a closed-end registered investment company traded on the NYSE. Mr. Horejsi was General Manager of Brown Welding Supply, LLC, from April 1994 until the company's sale in 1999; and the President or Manager of various subsidiaries associated with the Horejsi family since the early 1980's. Mr. Horejsi has been the investment adviser for the Horejsi family trusts (i.e., the Lola Brown Trust, the Ernest Horejsi Trust No. 1B, the Stewart R. Horejsi Trust No. 2 and certain other related trusts and affiliates) since the early 1980's. As of July 31, 2002, the size of these trusts' and affiliates' common stock portfolio was approximately $574 million. Mr. Horejsi has been the Director and President of the Horejsi Family Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Masters Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

     Carl D. Johns, the Fund's Vice President and Treasurer, is responsible for managing the bonds in the Fund's portfolio. Mr. Johns has assisted in the management of BTF since August 1999. Prior to joining BIA, he worked at Flaherty & Crumrine Incorporated, an investment adviser, from 1992 to 1998. During that period he was an Assistant Treasurer for three NYSE-listed investment companies. Mr. Johns received a Bachelors Degree in Mechanical Engineering at the University of Colorado in 1985, and a Masters Degree in Finance from the University of Colorado in 1991.

                                 CHANGES IN RISK

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest.

     On April 26, 2002, the Fund's shareholders approved changes to the Fund's investment objective and certain investment restrictions. As a result of the changes to the Fund, the primary risks of investing in the Fund have changed.

     The Fund formerly held a substantial amount of non-investment grade bonds ("junk bonds"), many of which the Advisers believe are risky investments. The Fund has substantially transitioned away from these investments and has made substantial investment in common stocks, for capital appreciation, as well as common stocks that pay dividends, including real estate investment trusts ("REITs") and other closed-end investment companies ("RICs"). Investing in common stocks may subject shareholders to more risk than investing in bonds.While both bonds and common stocks are subject to market risk (i.e., the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions), common stock price variability has been historically greater than that of bonds.

     The Fund is now a "non-diversified management company" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). This permits the Fund to buy significant positions in stocks of companies that the Advisers find attractive, resulting in the Fund holding larger positions in fewer companies. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2003, the Fund held a significant position in Berkshire Hathaway, Inc., and thus, the volatility of the Fund's common stock, and the Fund's net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

     At the April 2003 shareholder meeting, Shareholders approved a proposal that permits the Fund to be concentrated in REITs (real estate investment trusts). REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund must invest at least 25% of its assets in REIT securities. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

     The Fund may now invest up to 10% of its assets in other investment companies registered under the 1940 Act. The Fund may invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Advisers. The Fund intends to normally invest in RICs that pay dividends. The risks associated with investments in RICs include the risk that the dividend paid by the RIC could be reduced or eliminated. As a shareholder in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees, and remains subject to the Fund's advisory and administrative fees with respect to the assets so invested.

                       BOULDER GROWTH & INCOME FUND, INC.

4. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the period ended May 31, 2003, excluding short-term investments, aggregated $34,190,469 and $8,120,340 respectively.

5. COMMON STOCK

     At May 31, 2003, 250,000,000 of $0.01 par value Common Stock were authorized.

6. SIGNIFICANT SHAREHOLDERS

     On May 31, 2003, trusts and other entities affiliated with the Horejsi family owned 2,467,800 shares of Common Stock of the Fund, representing approximately 21.79% of the total Fund shares.

7. SHARE REPURCHASE PROGRAM

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

8. RIGHTS OFFERING

     On October 15, 2002 the Fund's shareholders approved a transferable rights offering which would permit shareholders to acquire one new share for each share held. The rights were transferable, which allowed shareholders who did not wish to exercise their rights to sell them on the New York Stock Exchange. The record date for determining shareholders eligible to participate in the rights offering was November 29, 2002. The subscription period was from December 2, 2002 to December 20, 2002. The market price for the shares issued through the rights offering was calculated based on the volume-weighted average closing price of the Fund's shares from December 16 through December 20, 2002. The rights offering was fully subscribed and the Fund issued 5,663,892 new shares at a price of $4.34 each. The total gross proceeds to the Fund were $24,581,291. As of May 31, 2003, the expense associated with the rights offering totaled $159,614.

9. LOAN OUTSTANDING

     On February 21, 2003 an agreement between the Fund and Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $20,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. As of May 31, 2003 the Fund had a loan payable in the amount of $20,000,000 with a daily interest rate of 2.31625%.

10. DEFERRED COMPENSATION

     At May 31, 2003, the Fund had a deferred compensation liability to a former Director of the Fund which totaled $132,437, including any accrued interest.

                       BOULDER GROWTH & INCOME FUND, INC.

              MEETING OF SHAREHOLDERS -- VOTING RESULTS (UNAUDITED)

     On April 22, 2003, the Fund held its Annual Meeting of Shareholders to (1) elect Susan L. Ciciora and Joel W. Looney as Directors of the Fund, (2) approve or disapprove the elimination of the Fund's fundamental investment restriction regarding short sales, and (3) approve or disapprove an amendment to the Fund's fundamental investment restriction regarding industry concentration.

PROPOSAL 1: (VOTING BY SHAREHOLDERS):

         ELECTION OF SUSAN L. CICIORA AS DIRECTOR OF THE FUND
         ----------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative .............................................................            6,368,504                  83.7
         Withheld ................................................................            1,244,089                  16.3
                                                                                             ----------               -------
                  TOTAL ..........................................................            7,612,593                 100.0
                                                                                             ==========               =======

         ELECTION OF JOEL W. LOONEY AS DIRECTOR OF THE FUND
         --------------------------------------------------
                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         Affirmative .............................................................            6,371,558                  83.7
         Withheld ................................................................            1,241,035                  16.3
                                                                                             ----------               -------
                  TOTAL ..........................................................            7,612,593                 100.0
                                                                                             ==========               =======

PROPOSAL 2: (VOTING BY SHAREHOLDERS):

         APPROVE OR DISAPPROVE THE ELIMINATION OF THE FUND'S
         FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SHORT SALES
         ---------------------------------------------------------

                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         For .....................................................................            5,140,292                  76.5
         Against .................................................................            1,450,597                  21.6
         Abstain .................................................................              131,918                   1.9
                                                                                             ----------               -------
                  TOTAL ..........................................................            6,722,807                 100.0
                                                                                             ==========               =======

PROPOSAL 3: (VOTING BY SHAREHOLDERS):

         APPROVE OR DISAPPROVE AN AMENDMENT TO THE FUND'S FUNDAMENTAL
         INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION
         ------------------------------------------------------------

                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                          -----------------        -----------------
         For .....................................................................            5,763,575                  85.7
         Against .................................................................              822,698                  12.2
         Abstain .................................................................              136,534                   2.1
                                                                                             ----------               -------
                  TOTAL ..........................................................            6,722,807                 100.0
                                                                                             ==========               =======

BOULDER GROWTH & INCOME FUND, INC.
85 Challenger Road
Ridgefield Park, NJ 07660


                               [GRAPHIC OMITTED]
                                  MOUNTAIN ART

                                     BOULDER
                                 GROWTH & INCOME
                                   FUND, INC.
                                   (NYSE: BIF)
              -----------------------------------------------

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2003

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- Mellon Investor Services LLC, at:

                               85 Challenger Road
                            Ridgefield Park, NJ 07660

This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. [RESERVED]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.


(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BOULDER GROWTH & INCOME FUND, INC.
           -----------------------------------------------------
By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         ---------------------------------------
                                    Stephen C. Miller, President
                                    (principal executive officer)

Date                                JULY 24, 2003
   -------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ STEPHEN C. MILLER
                         ---------------------------------------
                                    Stephen C. Miller, President
                                    (principal executive officer)

Date                                JULY 24, 2003
   -------------------------------------------------------------

By (Signature and Title)*  /S/ CARL D. JOHNS
                         ---------------------------------------
                                    Carl D. Johns, Vice President and Treasurer
                                    (principal financial officer)

Date                                JULY 24, 2003
   -------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.